UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 20, 2019

CUSHMAN & WAKEFIELD PLC

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-38611	98-1193584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Old Broad Street

London, United Kingdom, EC2N 1AR

(Address of Principal Executive Offices) (Zip Code)

+44 20 3296 3000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Items.

On March 20, 2019, Cushman & Wakefield plc (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), and TPG Drone Investment, L.P., TPG Drone Co-Invest, L.P., Ontario Teachers’ Pension Plan Board, DTZ Investment Holdings GenPar LLP and Brett White (the “Selling Shareholders”). The Underwriting Agreement relates to the sale by the Selling Shareholders to the Underwriters of an aggregate of 16,500,000 of the Company’s ordinary shares, nominal value $0.10 per share (the “Shares”) at a price of $17.75 per share. Under the terms of the Underwriting Agreement, certain Selling Shareholders granted the Underwriters a 30-day option to purchase up to 2,475,000 additional shares (the “Option Shares”).

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Selling Shareholders, conditions to closing, indemnification obligations of the Company, the Selling Shareholders and the Underwriters, and termination and other customary provisions. The Underwriting Agreement is not intended to provide any factual information about the Company. The assertions embodied in the representations, warranties and covenants were made solely for purposes of the Underwriting Agreement and may be subject to important qualifications and limitations agreed to by the parties thereto in connection with negotiating its terms. Therefore, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

The Shares were delivered against payment therefor on March 22, 2019. The offering of the Shares was registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form S-1 (File No. 333-230354).

On March 20, 2019, the Company issued a press release announcing pricing of the Shares in the underwritten public offering by the Selling Shareholders. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press release dated March 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2019

CUSHMAN & WAKEFIELD PLC

By:	/s/ Brett Soloway
Name: Brett Soloway
Title: Executive Vice President, General Counsel and Corporate Secretary

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